JOHCM CREDIT INCOME FUND

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

JOHCM GLOBAL EQUITY FUND

JOHCM GLOBAL INCOME BUILDER FUND

JOHCM INTERNATIONAL OPPORTUNITIES FUND

JOHCM INTERNATIONAL SELECT FUND

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

(the "JOHCM FUNDS")

EACH, A SERIES OF THE ADVISERS INVESTMENT TRUST ("AIT")

Supplement dated June 7, 2021

to the JOHCM Funds' Prospectus dated January 28, 2021, as amended

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At the June 2, 2021 joint special meeting of shareholders of the JOHCM Funds the Agreement and Plan of Reorganization was approved for the for the JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund (the "Approved Target Funds"). The Approved Target Funds will reorganize into the applicable acquiring funds of the JOHCM Funds Trust as described in the Combined Proxy Statement/Prospectus mailed to shareholders of record (each a "Reorganization"). The Approved Target Fund's shareholders may purchase and redeem shares of the Approved Target Fund in the ordinary course until the last business day before the closing of the relevant Reorganization, as described in the Approved Target Funds' prospectuses.

A quorum was not present for the JOHCM Global Equity Fund and the JOHCM International Small Cap Equity Fund. The joint special meeting of shareholders has been adjourned until June 9, 2021 at 4:30 p.m. Eastern Time with respect to those Funds.

This Supplement should be retained for future reference.